UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Opsware Inc. (formerly Loudcloud, Inc.)

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 23, 2003

Dear Stockholder:

We are pleased to invite you to attend the 2003 Annual Meeting of Stockholders of Opsware Inc. on Tuesday, June 24, 2003 to be held at the Four Points Sheraton Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California beginning at 9:30 a.m., Pacific Time.

Enclosed are the Notice of Annual Meeting of Stockholders and the Proxy Statement describing the business that will be acted upon at the Annual Meeting. Please vote on each of the business items to come before the meeting, as it is important that your shares are represented. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided.

We have also enclosed a copy of Opsware’s Annual Report on Form 10-K. We encourage you to read the Annual Report on Form 10-K, which includes information on our operations, markets, services and goals, as well as our audited financial statements for the fiscal year ended January 31, 2003.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Marc L. Andreessen	Benjamin A. Horowitz
Chairman of the Board	President and CEO

599 N. Mathilda Avenue | Sunnyvale, CA 94085 | phone 408-744-7300 | fax 408-744-7379 | www.opsware.com

OPSWARE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 24, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Opsware Inc., a Delaware corporation, will be held on June 24, 2003, at 9:30 a.m., Pacific Time, at the Four Points Sheraton Sunnyvale located at 1250 Lakeside Drive, Sunnyvale, California for the following purposes:

1.  To elect two directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.  To approve the material terms of our Amended and Restated 2000 Incentive Stock Plan in order to preserve our ability to receive corporate income tax deductions that may be available pursuant to Internal Revenue Code Section 162(m);

3.  To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending January 31, 2004; and

4.  To transact such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on May 9, 2003 are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

Sincerely,

Jordan J. Breslow

General Counsel and Secretary

Sunnyvale, California

May 23, 2003

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

599 N. Mathilda Avenue | Sunnyvale, CA 94085 | phone 408-744-7300 | fax 408-744-7379 | www.opsware.com

The information contained under the captions “Report of the Compensation Committee Regarding Compensation,” “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate this information by reference into such filing.

OPSWARE INC.

PROXY STATEMENT FOR 2003

ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Opsware Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on June 24, 2003 at 9:30 a.m., Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Four Points Sheraton Sunnyvale located at 1250 Lakeside Drive, Sunnyvale, California. Our principal executive offices are located at 599 N. Mathilda Avenue, Sunnyvale, California 94085, and our telephone number at that location is (408) 744-7300.

These proxy solicitation materials and the Annual Report on Form 10-K for the fiscal year ended January 31, 2003, including financial statements, were first mailed on or about May 23, 2003 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Stockholders of record at the close of business on May 9, 2003, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Opsware has one series of shares outstanding, designated common stock, $0.001 par value per share. As of the record date, 79,044,337 shares of our common stock were issued and outstanding and held of record by approximately 569 stockholders. As of the record date, no shares of our preferred stock were outstanding.

Solicitation of Proxies

This solicitation of proxies is made by Opsware, and all related costs will be borne by Opsware. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

•	delivering to Opsware (Attention: Jordan J. Breslow, General Counsel and Secretary) a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting.

Voting

Each stockholder is entitled to one vote for each share held as of the record date.

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors and FOR Proposals Two and Three and such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Quorum

A quorum is required for stockholders to conduct business at the Annual Meeting. The presence in person or by proxy of the holders of shares having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum.

Effect of Abstentions

While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both the presence of a quorum for the transaction of business and the outcome of a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions are counted for the purposes of establishing a quorum and will have the same effect as a vote against the proposal (other than the election of directors). If a stockholder chooses to leave shares unvoted, they will not be counted for the purpose of establishing a quorum or determining the outcome of any of the proposals.

Effect of “Broker Non-Votes”

If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against certain “routine” matters, which include all of the proposals to be voted on at our Annual Meeting this year. If a broker votes shares that are unvoted by its customers for or against a proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of all of the proposals. If a broker chooses to leave shares unvoted, even on “routine” matters, they will not be counted for the purpose of establishing a quorum or determining the outcome of any of the proposals.

Although all of the proposals to be voted on at the Annual Meeting are considered “routine,” where a matter is not “routine,” a broker generally would not be entitled to vote its customers’ unvoted shares. These so-called “broker non-votes” would be counted for the purpose of establishing a quorum is present, however, these would not be taken into account in determining the outcome of any of the proposals.

Vote Required

With respect to Proposal One, a plurality of the votes duly cast will be required to elect the nominees to the Board. With respect to Proposals Two and Three, the affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote is required to approve these proposals.

Deadline for Receipt of Stockholder Proposals

Stockholders are entitled to present proposals for action at an Annual Meeting if they comply with the requirements of our bylaws and the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders that are intended to be included in the proxy statement and form of proxy relating to our 2004 Annual Meeting or that are intended to be presented directly at that meeting must be received by us no later than 120 days prior to the one year anniversary of the date of this Proxy Statement, or January 24, 2004. In the event that the date of the 2004 Annual Meeting is changed by more than 30 days from the date of the 2003 Annual Meeting, to be timely, notice by a stockholder must be received no later than the close of business on the later of 120 calendar days in advance of the 2004 Annual Meeting and 10 calendar days following the date on which public announcement of the date of the 2004 Annual Meeting is made. Assuming the date of the 2004 Annual Meeting is not changed by more than 30 days from the date of the 2003 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies on such proposals in its discretion if (a) we receive notice before the close of business on January 24, 2004 and advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter or (b) we do not receive notice of the proposal prior to the close of business on January 24, 2004.

In submitting proposals, stockholders must comply with the procedural requirements of our bylaws and the Securities Exchange Act. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including any conditions established by the Securities and Exchange Commission.

All submissions to, or requests from, the Secretary of Opsware should be made to our principal executive offices at 599 N. Mathilda Avenue, Sunnyvale, California 94085 (Attention: Jordan J. Breslow, General Counsel and Secretary).

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors and is classified into three classes, with two members in each class. Members of our Board serve staggered three-year terms. At each Annual Meeting, one class of directors is elected for a term of three years to succeed those directors whose terms expire on the date of the Annual Meeting.

Directors and Nominees

The nominees for election at the Annual Meeting to Class III of the Board are William V. Campbell and Michael S. Ovitz. If elected, Mr. Campbell and Mr. Ovitz will serve as directors until the Annual Meeting of Stockholders in 2006, or until their respective successors are elected and qualified or until their earlier resignation or removal. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Opsware’s nominees.

We are not aware that either nominee will be unable or will decline to serve as a director. In the event that either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee or nominees who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

The following table presents information regarding our directors and the nominees for election to our board of directors as of May 23, 2003:

Class	Expiration of Term	Name	Age	Principal Occupation	Director Since
Class III	2003 Annual Meeting	William V. Campbell(1)(2)(3) Michael S. Ovitz	62 56	Chairman of the Board, Intuit Inc. Principal, CKE Associates	2000 2000

Class I	2004 Annual Meeting	Benjamin A. Horowitz Simon M. Lorne(1)(2)(3)	36 57	President and Chief Executive Officer, Opsware Partner, Munger, Tolles & Olson LLP	1999 2002

Class II	2005 Annual Meeting	Marc L. Andreessen Andrew S. Rachleff(1)(2)	31 44	Chairman of the Board, Opsware General Partner, Benchmark Capital	1999 1999

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.

In September 2002, in accordance with our bylaws, Mr. Lorne was appointed as a Class I director by our Board. There is no family relationship between any director or executive officer of Opsware.

William V. Campbell has served as a director of Opsware since August 2000. Mr. Campbell has served as a director of Intuit Inc., a finance software and services company, since April 1994 and as Chairman of the Board since August 1998. He also served as Intuit’s Acting Chief Executive Officer from September 1999 to January 2000 and as its President and Chief Executive Officer from April 1994 to July 1998. Mr. Campbell also serves on the board of directors of SanDisk Corporation and Apple Computer, Inc. Mr. Campbell holds both a B.A. and an M.A. in economics from Columbia University.

Michael S. Ovitz has served as a director of Opsware since July 2000. Mr. Ovitz co-founded Creative Artists Agency, a talent representation company, and served as its Chairman from 1975 to 1995. Mr. Ovitz has served as a Principal of CKE Associates, a consulting company, since July 2002. From December 1998 to June 2002,

Mr. Ovitz was a Principal of Artists Management Group, a talent representation company. From January 1997 to December 1998, Mr. Ovitz was a self-employed private investor. From October 1995 to December 1996, Mr. Ovitz was President of The Walt Disney Company, an entertainment company. Mr. Ovitz currently serves as a director of Yankee Candle Corporation, Chairman of the Executive Board of the University of California, Los Angeles Hospital and Medical Center, a member of the Board of Directors of D.A.R.E. America and a member of the Board of Advisors at the University of California at Los Angeles School of Theater, Film and Television. Mr. Ovitz also serves on the Board of Trustees of the Museum of Modern Art in New York City and is a member of the Council on Foreign Relations. Mr. Ovitz holds a B.A. in psychology from University of California, Los Angeles.

Benjamin A. Horowitz is a co-founder of Opsware and has served as our President and Chief Executive Officer and as a director since September 1999. Prior to co-founding Opsware, Mr. Horowitz served as Vice President and General Manager of the E-Commerce Platform division of America Online, Inc. from April 1999 to September 1999. From July 1995 to April 1999, Mr. Horowitz was a vice president at Netscape Communications. Mr. Horowitz serves on the board of directors of MIPS Technologies, Inc. and Omnicell, Inc. Mr. Horowitz holds a B.S. in computer science from Columbia University and an M.S. in computer science from the University of California, Los Angeles.

Simon M. Lorne has served as a director of Opsware since September 2002. Mr. Lorne is currently a partner of the law firm Munger, Tolles & Olson LLP. From 1996 to 1997, Mr. Lorne was a Managing Director of Salomon Brothers, an investment banking firm, where he served as global head of internal audit of that firm and of its parent corporation, Salomon Inc, and as a senior member of the control team. Following the 1997 merger of Salomon Inc into Travelers Group Inc. (and of Salomon Brothers into Salomon Smith Barney), he continued as a Managing Director and as a senior member of the legal department. After the 1998 merger of Travelers Group Inc. with Citicorp to form Citigroup Inc., he organized and coordinated the global compliance function of Citigroup Inc., which embraced the securities, banking and insurance activities of that entity while continuing as a Managing Director of Salomon Smith Barney. From 1993 to 1996 Mr. Lorne served as General Counsel of the United States Securities and Exchange Commission. From 1972 to 1996, Mr. Lorne was a partner of the law firm Munger, Tolles & Olson LLP. Mr. Lorne holds an A.B. in economics from Occidental College and a J.D. from the University of Michigan Law School.

Marc L. Andreessen is a co-founder of Opsware and has served as the Chairman of our board of directors since September 1999. Prior to co-founding Opsware, Mr. Andreessen served as Chief Technology Officer of America Online, Inc., a new media company, from March 1999 to September 1999. Mr. Andreessen was a co-founder of Netscape Communications Corporation, a software company, serving in various positions from April 1994 until March 1999, including as Chief Technology Officer and Executive Vice President of Products. He served on Netscape’s board of directors from April 1994 until March 1999. Mr. Andreessen serves on the board of directors of Blue Coat Systems, Inc. Mr. Andreessen holds a B.S. in computer science from the University of Illinois at Urbana-Champaign.

Andrew S. Rachleff has served as a director of Opsware since November 1999. In May 1995, Mr. Rachleff co-founded Benchmark Capital, a venture capital firm, and has served as a general partner since that time. Prior to co-founding Benchmark Capital, Mr. Rachleff spent ten years as a general partner with Merrill, Pickard, Anderson & Eyre, a venture capital firm. Mr. Rachleff also serves on the boards of directors of Blue Coat Systems, Inc., Equinix, Inc., and several privately held companies. Mr. Rachleff holds a B.S. in economics from the University of Pennsylvania and an M.B.A. from the Stanford Graduate School of Business.

The Board unanimously recommends voting FOR the election of

William V. Campbell and Michael S. Ovitz to Class III of the Board.

Board Meetings

The Board held a total of 13 meetings and acted four times by written consent during the fiscal year ended January 31, 2003. No director, other than Mr. Ovitz, attended less than 75% of the total number of meetings of the Board and all committees on which such director served during the fiscal year ended January 31, 2003.

Board Committees

Our Board currently has three committees: an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee.    The audit committee currently consists of Mr. Campbell, Mr. Lorne and Mr. Rachleff, each of whom we believe is “independent” under the NASDAQ Stock Market listing standards. Until September 12, 2002, Mr. Ovitz served as a member of the audit committee, at which time he resigned from that position and was replaced by Mr. Lorne. The audit committee held seven meetings during the fiscal year ended January 31, 2003. The audit committee is responsible for the appointment, compensation and oversight of our independent auditors. In addition, the audit committee reviews the results and scope of audit and other services provided by our independent auditors and reviews the accounting principles and auditing practices and procedures to be used for our financial statements, our financial reporting process and monitors our internal control systems and practices.

Compensation Committee.    The compensation committee currently consists of Mr. Campbell, Mr. Lorne and Mr. Rachleff, each of whom we believe is “independent” under the NASDAQ Stock Market listing standards, an “outside director” under Section 162(m) of the Internal Revenue Code and the regulations thereunder and a “non-employee director” under the Securities Exchange Act. Until September 12, 2002, Mr. Andreessen served as a member of the compensation committee, at which time he resigned from that position and was replaced by Mr. Lorne. The compensation committee held three meetings and acted six times by written consent during the fiscal year ended January 31, 2003. The compensation committee approves the compensation of our executive officers and makes recommendations to the Board regarding stock plans and the compensation of officers and other managerial employees.

Nominating and Corporate Governance Committee.    The nominating and corporate governance committee currently consists of Mr. Campbell and Mr. Lorne, each of whom we believe is “independent” under the NASDAQ Stock Market listing standards. The nominating and corporate governance committee was formed in March 2003, and therefore, held no meetings during the fiscal year ended January 31, 2003. The nominating committee identifies, evaluates and nominates candidates for appointment or election as members of our Board, makes recommendations regarding the structure and composition of our Board and advises the Board with respect to corporate governance matters.

Directors’ Compensation

Except for grants of stock options and restricted stock awards, we do not currently compensate our directors for their services as directors other than Mr. Lorne who receives annual compensation of $75,000 in connection with his board service. Directors who are employees of Opsware are eligible to participate in our 2000 Incentive Stock Plan and our Employee Stock Purchase Plan. We also reimburse each member of our Board for out-of-pocket expenses incurred in connection with attending board and board committee meetings.

In addition, our Director Option Program, which is part of our 2000 Incentive Stock Plan, provides for the automatic grant of nonstatutory stock options to non-employee directors. A new non-employee director is granted an option to purchase 50,000 shares when that person first becomes a director, except for those directors who become non-employee directors by ceasing to be employee directors. Twenty-five percent of the shares subject to the option vests and becomes exercisable on the first anniversary of the date of grant, and 1/48 of the shares subject to the option vests and becomes exercisable each month thereafter, provided the individual remains a non-employee director on those dates. Pursuant to this program, during the fiscal year ended January 31, 2003, Mr. Lorne was granted an option to purchase 50,000 shares upon joining our Board.

Each non-employee director is automatically granted an option to purchase 25,000 shares on the date of each Annual Meeting of our stockholders, if immediately after the meeting, he or she continues to serve on the board and has been a director for at least six months prior to the Annual Meeting. Twenty-five percent of the shares subject to the option vests and becomes exercisable on the first anniversary of the date of grant, and 1/48 of the shares subject to the option vests and become exercisable each month thereafter, provided the individual remains a non-employee director on those dates. Pursuant to this program, during the fiscal year ended January 31, 2003, Mr. Campbell, Mr. Ovitz and Mr. Rachleff were each granted an option to purchase 25,000 shares on the date of our 2002 Annual Meeting.

All options granted under our Director Option Program have a term of ten years and an exercise price equal to fair market value on the date of grant. After termination as a non-employee director, an optionee must exercise an option at the time set forth in his or her option agreement. If termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will remain exercisable for three months. However, an option may never be exercised later than the expiration of its term. A non-employee director may not transfer options granted under our Director Option Program other than by will or the laws of descent and distribution. Only the non-employee director may exercise the option during his or her lifetime.

In the event of our merger with or into another corporation or a sale of substantially all of our assets, all of the outstanding options granted pursuant to the Director Option Program become fully vested and exercisable.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended January 31, 2003, Mr. Andreessen, who served as a member of the compensation committee until September 12, 2002, is an employee of Opsware. No interlocking relationship exists, or has existed in the past, between the Board or compensation committee and the Board or compensation committee of any other company.

PROPOSAL TWO

APPROVAL OF MATERIAL TERMS OF AMENDED AND RESTATED

2000 INCENTIVE STOCK PLAN

General

Our Amended and Restated 2000 Incentive Stock Plan was adopted by our Board of Directors and approved by our stockholders and provides for:

•	the granting to employees (including officers and employee directors) of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, restricted stock awards and stock appreciation rights; and

•	the granting to employees and consultants of nonstatutory stock options, restricted stock awards and stock appreciation rights.

We believe that our future success and our ability to remain competitive are dependent on our continuing to recruit, retain and motivate highly skilled management, sales, marketing and engineering personnel. Competition for these people in the software and technology industries is intense. Traditionally, a cornerstone of our method for attracting and retaining top caliber employees has been our equity-based compensation programs, including the grant of stock options under the plan. Allowing employees to participate in owning shares of our common stock helps align the objectives of our stockholders and employees, and is important in attracting, motivating and retaining the highly skilled personnel that are essential to our success.

Proposal

In April 2003, the Board directed us to submit the material terms of the Amended and Restated 2000 Incentive Stock Plan to our stockholders for approval for purposes of Section 162(m) of the Internal Revenue Code. The material terms of the plan are described below under “Summary of the Amended and Restated 2000 Incentive Stock Plan.”

We are asking our stockholders to approve the material terms of the plan in order to preserve corporate income tax deductions that may become available to us pursuant to Section 162(m). We are asking the stockholders for this approval so that we may deduct for federal income tax purposes compensation in excess of $1.0 million that may be paid to certain executive officers in any single year. Compensation includes cash compensation; ordinary income arising from the exercise of nonstatutory stock options, restricted stock awards and stock appreciation rights; and ordinary income arising from disqualifying dispositions of incentive stock options. Although we do not intend to provide our executive officers with cash compensation in excess of $1.0 million in any single year, the benefits received upon exercise of stock options, restricted stock awards and stock appreciation rights may exceed this amount in any single year.

Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receive more than $1.0 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1.0 million in a single year. Options and stock appreciation rights granted under the plan are generally designed to qualify as “performance-based” compensation within the meaning of Section 162(m). For these options and stock appreciation rights to continue to qualify as “performance-based” compensation under Section 162(m), our stockholders must approve the material terms of the plan at the Annual Meeting. Restricted stock awards generally will not be deductible as they are not “performance-based” within the meaning of Section 162(m).

We believe that we must retain the flexibility to respond to changes in the market for top executive officers and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1.0 million to executive officers, our Board believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

In order to comply with the stockholder approval requirements of Section 162(m), if stockholder approval of this proposal is not obtained, we will not make any further grants under the plan to our Chief Executive Officer and our four other most highly compensated executive officers determined as of the end of the last fiscal year, or their successors, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained.

The Board unanimously recommends voting FOR the approval the material terms of the

Amended and Restated 2000 Incentive Stock Plan for purposes of Section 162(m).

Summary of the Amended and Restated 2000 Incentive Stock Plan

The following summary of the plan is qualified in its entirety by the specific language of the plan.

Purpose.    Our Board adopted the plan to enable our employees and consultants to own shares and take advantage of the tax benefits allowed to employer stock plans under the Internal Revenue Code.

Shares Reserved for Issuance Under the Plan.    As of May 9, 2003, a total of 13,553,279 shares remained available for future issuance under the plan. Annually, an additional number of shares is reserved on the first day of our fiscal year in an amount equal to the lesser of:

•	9,000,000 shares;

•	8% of the outstanding shares on such date (which percentage shall decrease to 6% beginning after 2007 and remain constant thereafter); or

•	an amount determined by the Board.

As of May 9, 2003, approximately 106 persons were eligible to participate in the plan.

The shares may be authorized but unissued or reacquired shares. We will adjust the number of shares available for grant under the plan (and any outstanding options and the per-person numerical limits on options) as appropriate to reflect any stock splits, stock dividends, recapitalizations or other changes to our capital structure.

Plan Administration.    The Compensation Committee of our Board administers the plan. The Compensation Committee will always consist of at least two directors who are “nonemployee directors” under Rule 16b-3 of the Securities Exchange Act, as amended, and “outside directors” under Section 162(m) of the Internal Revenue Code. The Compensation Committee has final authority to interpret any provision of the plan or any grant made under the plan. Grants of options to non-officer employees to purchase 25,000 or fewer shares of our common stock can be authorized by the Chairman of our Board or our Chief Executive Officer.

Eligibility.    Employees and consultants are eligible to receive nonstatutory stock options, or NSOs, restricted stock awards and stock appreciation rights. Only our employees are eligible to receive incentive stock options, or ISOs. The Compensation Committee selects the employees and consultants who receive options under the plan.

Description of Options.    Subject to the plan limitations, the Compensation Committee has discretion to determine the terms of each option and the number of shares covered by each option, except that no single participant may receive options covering more than a total of 1,000,000 shares during any fiscal year. However, in connection with his or her initial service, the Compensation Committee may grant a participant an option(s) to purchase up to an additional 2,000,000 shares that will not count against the 1,000,000 limit described above. The plan permits us to grant ISOs and NSOs. After we grant an option, the principal differences to the participant between an ISO and a NSO relate to federal income tax consequences.

Description of Restricted Stock Awards.    Restricted stock awards are shares of the Company’s common stock that may be fully vested or may vest in accordance with terms and conditions established by the Compensation Committee. Unvested shares are subject to forfeiture, or if the awards were originally purchased, to the Company’s right of repurchase at the original purchase price. The number of shares subject to a restricted stock award granted to a participant will be determined by the Compensation Committee.

Description of Stock Appreciation Rights.    Stock appreciation rights allow participants to receive a payment equal to the excess of the fair market value of a share on the date of exercise of the stock appreciation right over the exercise price of the stock appreciation right on the date it was issued multiplied by the number of shares covered by the stock appreciation right. We may settle stock appreciation rights in shares, cash or in a combination of shares and cash.

Exercise Price.    The Compensation Committee determines the exercise price of each option. However, the exercise price of an ISO may not be less than the fair market value of the shares on the date of grant. Under certain circumstances, the exercise price for an ISO may not be less than 110% of the fair market value on the date of grant. The plan permits the Compensation Committee to grant an NSO at an exercise price below the fair market value of the shares on the date of grant. However, in the case of an NSO intended to qualify as “performance-based compensation” within the meaning of Section 162(m), the exercise price may not be less than the fair market value of the shares on the date of grant. The Compensation Committee determines the fair market value as provided in the plan, but fair market value generally is the closing sale price of the shares on the applicable date.

Vesting.    Each option is exercisable at the time or times and under the restrictions and conditions that the Compensation Committee determines in its discretion. After an option has been granted, the Compensation Committee may accelerate the exercisability of the option or other award granted. In addition, if there is a proposed sale of all or substantially all of our assets, or a merger with or into another corporation, the successor corporation (or a parent or subsidiary of the successor corporation) may assume or substitute each outstanding option or restricted stock award. In the event that the successor corporation does not agree to assume or substitute the outstanding options or other award granted under the plan, such awards will become fully vested and, with respect to options, exercisable even as to shares which otherwise would not be vested or exercisable. In the event of a proposed dissolution or liquidation, all outstanding options will automatically terminate immediately prior to the consummation of the dissolution or liquidation. The Compensation Committee may in its discretion, however, accelerate the exercisability of any option under the plan in such event.

Expiration.    The Compensation Committee determines all expiration provisions that apply to options. In the case of ISOs, the term may not exceed ten years from the date of grant. Upon the termination of a participant’s employment or consulting relationship with us, he or she may exercise his or her options to the extent it was exercisable at the date of termination for a period of time the Compensation Committee determines, but in no event after the expiration of the original term of the option. In the case of an ISO, the period for exercise following termination may not exceed 90 days (or one year if the termination is the result of death or disability). In addition, if an employee’s status with us changes from employee to consultant, any unexercised ISO held automatically converts to an NSO on the 91st day after the change of status.

Director Option Program.    Our Director Option Program provides for the automatic grant of nonstatutory stock options to non-employee directors. A new non-employee director is granted an option to purchase 50,000 shares when that person first becomes a director, except for those directors who become non-employee directors by ceasing to be employee directors. Twenty-five percent of the shares subject to the option vests and becomes exercisable on the first anniversary of the date of grant, and 1/48 of the shares subject to the option vests and becomes exercisable each month thereafter, provided the individual remains a non-employee director on those dates.

Each non-employee director is automatically granted an option to purchase 25,000 shares on the date of each Annual Meeting of our stockholders, if immediately after the meeting, he or she continues to serve on the board and has been a director for at least six months prior to the Annual Meeting. Twenty-five percent of the shares subject to the option vests and becomes exercisable on the first anniversary of the date of grant, and 1/48 of the shares subject to the option vests and become exercisable each month thereafter, provided the individual remains a non-employee director on those dates.

All options granted under our Director Option Program have a term of ten years and an exercise price equal to fair market value on the date of grant. After termination as a non-employee director with us, an optionee must exercise an option at the time set forth in his or her option agreement. If termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will remain exercisable for a period of three months. However, an option may never be exercised later than the expiration of its term. A non-employee director may not transfer options granted under our Director Option Program other than by will or the laws of descent and distribution. Only the non-employee director may exercise the option during his or her lifetime.

In the event of our merger with or into another corporation or a sale of substantially all of our assets, all of the outstanding options granted pursuant to the Director Option Program become fully vested and exercisable.

U.S. Federal Income Tax Consequences

The following is only a summary of the effect of federal income taxation upon optionees, restricted stock award recipients, stock appreciation rights recipients and us with respect to the grant and exercise of options, the grant of restricted stock awards and the grant of stock appreciation rights under the Amended and Restated 2000 Incentive Stock Plan. Reference should be made to the applicable provisions of the Internal Revenue Code.

Tax Treatment for Participants

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Long-term capital gains are grouped and netted by holding periods. Net capital gains tax on assets held for more than 12 months is currently capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Awards.    If the restricted stock award is subject to vesting, then unless the participant elects to be taxed at the time of receipt of the award, the participant will not have taxable income upon the receipt of the award, but will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting. As the shares vest, the participant will recognize ordinary income equal to the difference between the fair market value of the shares at the date of vesting and the purchase price. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Stock Appreciation Rights.    A participant will generally be taxed on stock appreciation rights when they receive stock or cash, unless there are restrictions on the shares that enable the participant to defer the tax.

Tax Treatment for Opsware

We will generally be entitled to a deduction in the same amount as the ordinary income recognized by a participant in connection with a disqualifying disposition of shares acquired under the plan, receipt of a restricted stock award, or receipt of stock or cash in connection with a stock appreciation right.

Plan Benefits

The future grant of options under the plan to:

•	our Chief Executive Officer;

•	the four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003;

•	all current executive officers, as a group; and

•	all current employees (excluding executive officers), as a group,

are not determinable in advance because these grants are subject to the discretion of the Compensation Committee. Under the Director Option Program of the plan, in the fiscal year ending January 31, 2004, we expect to grant options as follows:

Name and Position	Exercise Price (per share)	Number of Shares
All current non-employee directors (4 persons)	Fair market value on the date of grant	100,000

History of Grants Under the Plan

Our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003, our current executive officers as a group, our current non-employee directors as a group and our current employees (excluding executive officers and directors) as a group have been granted awards under the plan, over the life of the plan, through May 9, 2003, as follows:

Name and Position	Number of Securities Underlying Awards
Benjamin A. Horowitz President and Chief Executive Officer	1,400,000

Sharlene P. Abrams Chief Financial Officer	1,000,000

James T. Dimitriou Executive Vice President of Sales	975,750

John L. O’Farrell Executive Vice President of Business Development	1,100,750

Timothy A. Howes Chief Technical Officer and President of Development	375,750

All current executive officers (5 persons)	4,852,250

All current non-employee directors (4 persons)	175,000

All current employees (excluding executive officers)	6,356,913

EQUITY COMPENSATION PLANS

As of January 31, 2003, we maintained our 2000 Incentive Stock Plan and Employee Stock Purchase Plan, each of which was approved by our stockholders. Our 1999 Stock Plan and our 2000 Stock Plan, each of which was terminated in connection with our initial public offering in March 2001, were also approved by our stockholders. The following table gives information about equity awards under all of our equity compensation plans as of January 31, 2003:

	(a)	(b)	(c)
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Equity Compensation Plans (Excluding Shares Reflected in Column (a))
Equity compensation plans approved by stockholders	13,417,722	$2.88	11,668,768	(1)
Equity compensation plans not approved by stockholders	—	—	—

Total	13,417,722	$2.88	11,668,768

(1)	Of these, 9,913,598 shares remained available for grant under the 2000 Incentive Stock Plan and 1,755,180 shares remained available for grant under the Employee Stock Purchase Plan. The 2000 Incentive Stock Plan provides for an increase in the number of shares reserved for issuance under the plan on the first day of our fiscal year in an amount equal to the lesser of (i) 9,000,000 shares, (ii) 8% of the outstanding shares on such date (which percentage shall decrease to 6% beginning after 2007 and remain constant thereafter), or (iii) an amount determined by the Board. The Employee Stock Purchase Plan provides for an increase in the number of shares reserved for issuance under the plan on the first day of our fiscal year in an amount equal to the lesser of (i) 5,000,000 shares, (ii) 2% of the outstanding shares on such date, or (iii) an amount determined by the Board. All of the shares available for grant under the 2000 Incentive Stock Plan may be issued as restricted stock awards or stock appreciation rights, although we currently have no intention to issue all of the shares in these forms.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has selected Ernst & Young LLP, independent auditors, to audit our financial statements for the fiscal year ending January 31, 2004, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of Opsware and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection.

Ernst & Young LLP has audited our financial statements annually since January 2000. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board unanimously recommends voting FOR the ratification of the appointment of

Ernst & Young LLP as our independent auditors for the fiscal year ending January 31, 2004.

Fees Billed by Ernst & Young LLP During the Fiscal Year Ended January 31, 2003

Audit Fees.    Audit fees billed by Ernst & Young LLP during the fiscal year ended January 31, 2003, for the audit of our annual financial statements included on Forms 10-K and 10-K/A and review of those financial statements included in our quarterly reports on Form 10-Q totaled approximately $225,000.

All Other Fees.    Fees billed by Ernst & Young LLP during the fiscal year ended January 31, 2003 for all other non-audit services rendered to us, including accounting advice, tax services, advice related to the sale of our managed services business to EDS (including review of our special proxy statement in connection with stockholder approval of the transaction) and advice relating to our Statement on Auditing Standards No. 70 recertification relating to our operational security controls in connection with our Managed Services Business totaled approximately $412,000.

Financial Information Systems Design and Implementation Fees.    We did not engage Ernst & Young LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended January 31, 2003.

The Audit Committee of the Board has determined that the accounting advice, tax services, advice related to the sale of our managed services business to EDS and advice relating to our Statement on Auditing Standards No. 70 recertification provided by Ernst & Young LLP during the fiscal year ended January 31, 2003, are compatible with maintaining Ernst & Young LLP’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of common stock as of May 9, 2003, by:

•	our chief executive officer and four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003;

•	each of our directors and the nominees for directors;

•	all executive officers and directors as a group; and

•	each person or entity known to us to own beneficially more than 5% of our common stock.

Applicable percentage ownership is based on 79,044,337 shares of common stock outstanding as of May 9, 2003. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of May 9, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite that stockholder’s name.

Unless otherwise indicated, the address for the stockholders holding more than 5% of our common stock is c/o Opsware Inc., 599 N. Mathilda Avenue, Sunnyvale, California 94085.

Name of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
Directors and Executive Officers:
Marc L. Andreessen(1)	10,978,065	13.9%
Andrew S. Rachleff(2)	8,742,053	11.1
Benjamin A. Horowitz(3)	4,625,619	5.9
Timothy A. Howes(4)	3,862,609	4.9
Sharlene Abrams (5)	1,000,000	1.3
John L. O’Farrell(6)	854,908	1.1
James T. Dimitriou(7)	683,194	*
Michael S. Ovitz(8)	352,778	*
William V. Campbell(9)	116,666	*
Simon M. Lorne(10)	5,000	*
All directors and executive officers as a group(10 persons)(11)	31,220,892	39.5

5% Stockholders:
In Sik Rhee(12)	4,063,242	5.1
Entities affiliated with Benchmark Capital(13) 2480 Sand Hill Road, Suite 200 Menlo Park, CA 94025	7,956,627	10.1
Entities affiliated with Amerindo Investments Advisors, Inc.(14) 601 South Figueroa Street, Suite 2400 Los Angeles, CA 90017	5,586,526	7.1

*	Represents less than 1% of our outstanding stock
(1)	Represents 9,110,899 shares held by Michael G. Mohr or Marc L. Andreessen (Trustees), Andreessen 1996 Living Trust, 1,438,000 shares held by the 1996 Andreessen Charitable Remainder Trust, Michael G. Mohr or Marc L. Andreessen (Trustees) and includes 429,166 shares issuable upon exercise of outstanding options held by Mr. Andreessen exercisable within 60 days of May 9, 2003.

(2)	Represents 779,176 shares held by the Rachleff Family Revocable Trust, 6,250 shares issuable upon exercise of outstanding options held by Mr. Rachleff exercisable within 60 days of May 9, 2003 and 7,956,627 shares held by Benchmark Capital Management Co. IV, L.L.C., as nominee for Benchmark Capital Partners IV, L.P., Benchmark Founders’ Fund IV, L.P., Benchmark Founders’ Fund IV-A, L.P., and Benchmark Founders’ Fund IV-B, L.P. Mr. Rachleff is a Managing Member of Benchmark Capital Management Co. IV, L.L.C., the general partner of Benchmark Capital Partners IV, L.P., Benchmark Founders’ Fund IV, L.P., Benchmark Founders’ Fund IV-A, L.P. and Benchmark Founders’ Fund IV-B, L.P. Mr. Rachleff disclaims beneficial ownership of the shares held by the Benchmark funds, except to the extent of his pecuniary interest in the Benchmark funds. Information with respect to the Benchmark funds is based solely on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on or about February 14, 2003 by Benchmark Capital Management Co. IV, L.L.C. and related entities and individuals.
(3)	Represents 3,911,453 shares held by Mr. Horowitz individually and 285,000 shares held by the Horowitz Family Limited Partnership. Includes 338,334 shares subject to Opsware’s right of repurchase as of May 9, 2003 and 429,166 shares issuable upon exercise of outstanding options held by Mr. Horowitz exercisable within 60 days of May 9, 2003.
(4)	Represents 3,712,539 shares held by Dr. Howes individually. Includes 304,792 shares subject to Opsware’s right of repurchase as of May 9, 2003 and 150,070 shares issuable upon exercise of outstanding options held by Dr. Howes exercisable within 60 days of May 9, 2003.
(5)	Represents shares held by Ms. Abrams and her husband jointly, all of which are subject to Opsware’s right of repurchase as of May 9, 2003. In April 2003, Ms. Abrams entered into a marital settlement agreement with her husband pursuant to which she has agreed to transfer 500,000 shares to him individually subject to all of the terms and conditions contained in her stock option agreement, including Opsware’s right of repurchase and other restrictions on vesting. The shares are subject to a right of repurchase that lapses over a four-year period. The right of repurchase lapses as to one-fourth of the shares on October 11, 2003 and will lapse ratably monthly after that date.
(6)	Represents 2,754 shares held by Mr. O’Farrell individually and includes 852,154 shares issuable upon exercise of outstanding options held by Mr. O’Farrell exercisable within 60 days of May 9, 2003.
(7)	Represents 211,250 shares held by Mr. Dimitriou individually. Includes 54,167 shares subject to Opsware’s right of repurchase as of May 9, 2003 and 471,944 shares issuable upon exercise of outstanding options held by Mr. Dimitriou exercisable within 60 days of May 9, 2003.
(8)	Represents 186,112 shares held by CKEI, LLC a California limited liability company controlled by Mr. Ovitz and 100,000 shares held Mr. Ovitz individually. Includes 66,666 shares issuable upon exercise of outstanding options held by Mr. Ovitz exercisable within 60 days of May 9, 2003.
(9)	Represents 75,000 shares held by Mr. Campbell individually and includes 41,666 shares issuable upon exercise of outstanding options held by Mr. Campbell exercisable within 60 days of May 9, 2003.
(10)	Represents 5,000 shares held by Mr. Lorne individually.
(11)	Includes 1,697,293 shares subject to Opsware’s right of repurchase as of May 9, 2003 and includes 2,447,082 shares issuable upon exercise of outstanding options held by all directors and executive officers as a group exercisable within 60 days of May 9, 2003.
(12)	Represents 3,681,922 shares held by Mr. Rhee individually and 250,000 shares held by Rhee Enterprises L.P. Includes 304,792 shares subject to Opsware’s right of repurchase as of May 9, 2003 and 131,321 shares issuable upon exercise of outstanding options held by Mr. Rhee exercisable within 60 days of May 9, 2003.
(13)	Represents shares held by Benchmark Capital Management Co. IV, L.L.C., as nominee for Benchmark Capital Partners IV, L.P., Benchmark Founders’ Fund IV, L.P., Benchmark Founders’ Fund IV-A, L.P. and Benchmark Founders’ Fund IV-B, L.P. Information is based solely on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on or about February 14, 2003 by Benchmark Capital Management Co. IV, L.L.C. and related entities and individuals.
(14)	Information is based solely on Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on or about February 12, 2003 by Amerindo Investment Advisors, Inc. According to this Schedule 13G, Amerindo Investment Advisors, Inc. may be deemed to share voting and/or investment power with respect to these shares with certain affiliated entities and persons listed in the Schedule 13G.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning compensation earned by or paid to our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003 for services rendered in all capacities to us during our fiscal years ended January 31, 2003, 2002 and 2001. Other than the salary and bonus described below, we did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of that executive officer’s salary and bonus during our fiscal years ended January 31, 2003, 2002 and 2001.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation			Long Term Compensation
					Awards
		Salary	Bonus		Securities Underlying Options
Benjamin A. Horowitz President and Chief Executive Officer	2003 2002 2001	$290,000 250,000 210,000	$50,000 50,000 —		— 1,000,000 500,000	(1)

Sharlene Abrams(2) Chief Financial Officer	2003 2002 2001	75,833 — —	100,000 — —	(3)	1,000,000 — —

James T. Dimitriou(4) Executive Vice President of Sales	2003 2002 2001	400,000 400,000 275,898	— — 50,000	(5)	275,000 700,750 —

John L. O’Farrell(6) Executive Vice President of Business Development	2003 2002 2001	290,000 241,667 —	— 150,000 —	(7)	1,000,000 700,750 —

Timothy A. Howes Chief Technical Officer and President of Development	2003 2002 2001	275,000 235,000 150,000	— — —		275,000 100,750 —

(1)	At Mr. Horowitz’s request, this option was cancelled in June 2002.
(2)	Ms. Abrams commenced her employment with us in October 2002.
(3)	Represents a one-time bonus paid upon commencement of Ms. Abrams’ employment.
(4)	Mr. Dimitriou commenced his employment with us in May 2000.
(5)	Represents a one-time bonus paid upon commencement of Mr. Dimitriou’s employment.
(6)	Mr. O’Farrell commenced his employment with us in March 2001.
(7)	Represents a one-time bonus paid upon commencement of Mr. O’Farrell’s employment.

In addition, Mr. Andreessen, the chairman of our Board, is an employee of Opsware. During the fiscal year ended January 31, 2003, we paid Mr. Andreessen a salary of $210,000. He did not receive a bonus or stock options during the fiscal year ended January 31, 2003.

Option Grants in the Fiscal Year Ended January 31, 2003

The following table sets forth information regarding stock option grants during the fiscal year ended January 31, 2003 to our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Shares Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price Per	Expiration
Name	Granted	Fiscal 2003	Share	Date	5%	10%
Benjamin A. Horowitz	—	—%	$—	—	$—	$—

Sharlene Abrams	1,000,000	15.0	0.62	10/13/2012	389,915	988,120

James T. Dimitriou	150,000 125,000	2.2 1.9	1.99 0.47	4/11/2012 10/3/2012	187,725 36,948	475,732 93,632

John L. O’Farrell	735,000 265,000	11.0 4.0	1.99 0.47	4/11/2012 10/3/2012	919,853 78,329	2,331,087 198,501

Timothy A. Howes	100,000 175,000	1.5 2.6	1.99 0.47	4/11/2012 10/3/2012	125,150 51,727	317,155 131,085

Options to purchase a total of 6,673,415 were granted to employees during the fiscal year ended January 31, 2003. During the fiscal year ended January 31, 2003, 7,561,707 shares were returned to our stock plans as a result of employee terminations.

The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder’s continued employment through the vesting period.

Aggregated Option Exercises in the Fiscal Year Ended January 31, 2003

and Option Values at January 31, 2003

The following table sets forth information regarding unexercised stock options held as of January 31, 2003 by each of our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003.

	Number of Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at January 31, 2003		Value of Unexercised In-The-Money Options at January 31, 2003
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Benjamin A. Horowitz	—	$—	270,833	729,167	$—	$—
Sharlene Abrams	1,000,000	80,000	1,000,000	—	1,380,000	—
James T. Dimitriou	—	—	346,757	628,993	98,294	247,456
John L. O’Farrell	—	—	383,945	1,316,805	61,593	405,207
Timothy A. Howes	—	—	96,758	278,992	52,919	269,831

The value of unexercised in-the-money options at January 31, 2003 is calculated based on $2.00, the closing price per share of our common stock as reported on the NASDAQ National Market. All of the shares acquired by Ms. Abrams upon exercise of an option during the fiscal year ended January 31, 2003, were subject to our right of repurchase as of January 31, 2003 and are included under the headings “Exercisable” in the table above.

Change of Control and Severance Arrangements

Each of our 1999 Stock Plan, 2000 Stock Plan and 2000 Incentive Stock Plan provides that in the event of our merger with or into another corporation or a sale of substantially all of our assets, the successor corporation will assume or substitute each option, restricted stock award or stock appreciation right, except for the options granted to our outside directors under the 2000 Incentive Stock Plan. If the outstanding options, restricted stock awards or stock appreciation rights are not assumed or substituted for, the participant will be notified that his or her options, restricted stock awards or stock appreciation rights will be fully vested and exercisable as to all stock, including shares that would not otherwise be vested and exercisable, for a specified period from the date of such notice. The option, restricted stock award or stock appreciation right will terminate at the end of the specified period. In the event the employee has a separate change of control arrangement with us that is more favorable than the one in our plans, the more favorable change of control arrangement will prevail according to its terms.

Except as described below, all of our stock option agreements and restricted stock purchase agreements entered into after September 19, 2001 under our 2000 Incentive Stock Plan provide that in the event that an optionee or purchaser, respectively, is involuntary terminated without cause within two years of a change of control or is terminated due to a work force reduction or job elimination, the vesting schedule of the option or restricted stock award will be modified such that, generally, 1/48 of the shares subject to the option or purchase right will be deemed to have vested each month after the vesting commencement date until such termination. In addition, the period of exercisability will be extended to one year from the date of such termination.

As used in the section, “change of control” means:

•	any person becoming the beneficial owner of securities representing 50% or more of our total voting power;

•	the sale of all or substantially all of our assets;

•	a merger with any other corporation, other than a merger that would result in Opsware continuing to own at least 50% of the total voting power of the merged entity or its parent entity immediately after the merger; or

•	a change in the composition of our Board of Directors, as a result of which fewer than a majority of the directors are incumbent directors.

As used in this section, “cause” means:

•	an employee’s repeated failure to perform his or her assigned duties or responsibilities, after written notice has previously been given to the employee regarding the failure to perform the duties or responsibilities;

•	an employee’s knowing and intentional illegal conduct which is seriously injurious to Opsware; or

•	an employee being convicted of a felony, or committing an act of dishonesty or fraud against, or the misappropriation of material property belonging to Opsware.

Marc L. Andreessen.    In December 2001, Mr. Andreessen was granted an option to purchase 1,000,000 shares of our common stock at an exercise price of $3.68 per share. The option vests and becomes exercisable as to 1/48 of the shares each month after the option grant. Upon a change of control, the vesting and exercisability of the option will be accelerated as to 50% of the shares subject to the option that have not vested at such time and an additional 1/24 of the shares subject to the option that have not vested at such time will vest and become exercisable each month following the change of control, so that all the shares subject to the option will be vested and exercisable on the date 12 months after the change of control. In addition, upon a termination of Mr. Andreessen’s employment without cause, the vesting and exercisability of the option will be accelerated in full.

Benjamin A. Horowitz.    In October 1999, Mr. Horowitz purchased 4,060,000 shares of our common stock at a purchase price of $0.002 per share. These shares are subject to a right of repurchase that lapses over a four-year period. The right of repurchase lapsed as to one-fourth of these shares on October 14, 2000 and has lapsed ratably monthly since that date. Upon a change of control, the lapsing of our right of repurchase will be accelerated as to 50% of the shares subject to our right of repurchase and will lapse as to an additional 1/24 of the shares subject to our right of repurchase, so that our right of repurchase will have lapsed as to all the shares on the date 12 months after the change of control. In addition, upon an involuntary termination of Mr. Horowitz’s employment without cause, whether before or after a change of control, our right of repurchase will lapse as to all of the common stock subject to repurchase under the restricted stock purchase agreement.

In December 2001, Mr. Horowitz was granted an option to purchase 1,000,000 shares of our common stock at an exercise price of $3.68 per share. The option vests and becomes exercisable as to 1/48 of the shares each month after the option grant. Upon a change of control, the vesting and exercisability of the options will be accelerated as to 50% of the shares subject to the option that have not vested at such time and an additional 1/24 of the shares subject to the option that have not vested at such time will vest and become exercisable each month following the change of control, so that all the shares subject to the option will be vested and exercisable on the date 12 months after the change of control. In addition, upon a termination of Mr. Horowitz’s employment without cause, the vesting and exercisability of the option will be accelerated in full.

Sharlene Abrams.    In October 2002, Ms. Abrams purchased 1,000,000 shares of our common stock at a purchase price of $0.62 per share. These shares are subject to a right of repurchase that lapses over a four-year period. The right of repurchase lapses as to one-fourth of these shares on October 11, 2003 and will lapse ratably monthly after that date. Upon an involuntary termination without cause of Ms. Abrams’ employment, the lapsing of the repurchase right will be accelerated as to 1/48 of the shares for each month between October 11, 2002 and the termination date. If such an involuntary termination occurs within 24 months of a change of control, the lapsing of the repurchase right will be accelerated as to all of the shares.

James T. Dimitriou.    In April 2002, Mr. Dimitriou was granted an option to purchase 150,000 shares of our common stock at an exercise price of $1.99 per share. This option vests and becomes exercisable as to 1/48 of the shares each month after the option grant. Upon an involuntary termination of Mr. Dimitriou’s employment without cause within 12 months of a change of control, the vesting and exercisablity of the option will be accelerated in full.

John L. O’Farrell.    In March 2001, Mr. O’Farrell was granted an option to purchase 600,000 shares of our common stock at an exercise price of $6.00 per share. The option vests and becomes exercisable as to 25% of the shares on the first anniversary of the option grant and 1/48 of the shares each month thereafter. In April 2002, he was granted an option to purchase 735,000 shares at an exercise price of $1.99 per share. In October 2002, he was granted an option to purchase 265,000 shares at an exercise price of $0.47 per share. Upon an involuntary termination of Mr. O’Farrell’s employment without cause within 12 months of a change of control, the vesting and exercisability of the options will be accelerated in full. In addition, upon an involuntary termination without cause or a constructive termination, he will receive a cash payment equal to 12 months of his then-current monthly salary and a cash payment equal to the value of his benefits for a period of 12 months.

Timothy A. Howes.    In October 1999, Dr. Howes purchased 3,657,500 shares of our common stock at a purchase price of $0.002 per share. These shares are subject to a right of repurchase that lapses over a four-year period. The right of repurchase lapsed as to one-fourth of these shares on October 14, 2000 and has lapsed ratably monthly since that date. Upon a change of control, the lapsing of our right of repurchase will be accelerated as to 50% of the shares subject to our right of repurchase and will lapse as to an additional 1/24 of the shares subject to our right of repurchase, so that our right of repurchase will have lapsed as to all the shares on the date 12 months after the change of control. In addition, upon an involuntary termination of Dr. Howes’ employment without cause, whether before or after a change of control, our right of repurchase will lapse as to all of the common stock subject to repurchase under the restricted stock purchase agreement.

REPORT OF THE COMPENSATION COMMITTEE REGARDING COMPENSATION

The following is the report of the compensation committee with respect to the compensation paid to executive officers during the fiscal year ended January 31, 2003. Actual compensation earned during the fiscal year ended January 31, 2003 by the Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of January 31, 2003 is shown in the Summary Compensation Table above under “Executive Compensation.” The current members of the compensation committee are Mr. Campbell, Mr. Lorne and Mr. Rachleff. During the fiscal year ended January 31, 2003, Mr. Andreessen served as a member of the compensation committee until September 12, 2002.

Introduction

The Board and compensation committee establish Opsware’s general compensation policies, and established the compensation plans and specific compensation levels for executive officers for the fiscal year ended January 31, 2003. The Board and compensation committee strive to ensure that the executive compensation programs enable Opsware to attract and retain key people and motivate them to achieve or exceed key objectives.

General Compensation Philosophy

The role of the compensation committee is to set the salaries and other compensation of Opsware’s executive officers and other key employees, and to make grants of stock-based incentive awards and to administer the stock option and other employee equity and bonus plans. Opsware’s compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables Opsware to attract, motivate, reward and retain key executive officers and employees. Accordingly, each executive officer’s compensation package may, in one or more years, be comprised of the following elements:

•	base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the San Francisco Bay Area that are of comparable size to Opsware and with which Opsware competes for executive personnel;

•	annual variable performance awards, such as bonuses, payable in cash and/or stock-based incentive awards, tied to the achievement of performance goals, financial or otherwise, established by the compensation committee; and

•	long-term stock-based incentive awards which strengthen the mutuality of interests between Opsware’s executive officers and Opsware’s stockholders.

In preparing the Performance Graph for this proxy statement, Opsware used the Goldman Sachs Software Index as its published line-of-business index. The compensation practices of most of the companies in that index were not reviewed by Opsware when the compensation committee reviewed the compensation information described above because such companies were determined not to be competitive with Opsware for executive talent.

Executive Compensation

Base Salary.    Salaries for executive officers for the fiscal year ended January 31, 2003 were generally determined on an individual basis by evaluating each executive officer’s scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

Annual Variable Performance Awards.    In the past, Opsware has included performance-based bonuses, payable in cash and/or stock-based incentive awards, as part of each executive officer’s annual compensation plan. Annual performance-based bonuses are based on mutually agreed upon goals and objectives. This practice is expected to continue and each executive officer’s annual performance will be measured by the achievement of established goals and objectives.

Long-Term Stock-Based Incentive Awards.    The compensation committee believes that stock-based incentive awards, such as stock options, restricted stock awards, and stock appreciation rights, link the interests of executive officers with the long-term interests of Opsware’s stockholders by providing substantial incentive to officers to work towards maximizing stockholder value. Stock-based awards generally vest and become exercisable over a four-year period as a means of encouraging executive officers and other employees to remain with Opsware and to promote its success. Stock-based awards granted to executive officers and other employees generally have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executive officers on the enhancement of stockholder value over the long term and encourage equity ownership in Opsware.

Opsware grants stock options in accordance with its 2000 Incentive Stock Plan. In the fiscal year ended January 31, 2003, stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of Opsware’s stockholders. Stock awards typically have been granted to executive officers when they first join Opsware. This initial grant is designed to be competitive with those of comparable companies for the level of the job that the executive officer holds and to motivate the executive officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the stock price of Opsware over time. At the discretion of the compensation committee, additional stock awards may be granted to executive officers for other reasons. These periodic additional stock options are granted to reflect the executive officers’ ongoing contributions to Opsware, to create an incentive to remain at Opsware and to provide a long-term incentive to achieve or exceed Opsware’s financial goals. The number of shares subject to each stock option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact Opsware’s results, past performance or consistency within the officer’s peer group and the number of unvested options. In the fiscal year ended January 31, 2003, the compensation committee considered these factors.

Other.    In addition to the foregoing, in the fiscal year ended January 31, 2003, executive officers were able to participate in compensation and benefit plans available to all employees, such as Opsware’s 401(k) retirement plan and employee stock purchase plan. Opsware does not make matching contributions to either the 401(k) or employee stock purchase plans.

Compensation for the Chief Executive Officer

The compensation committee’s criteria for determining Mr. Horowitz’s compensation determined by the compensation committee in a manner consistent with the factors described above for all executive officers and were driven by several factors including the competitive marketplace, Opsware’s position in the rapidly evolving technology sector in which it operates, Mr. Horowitz’s relative ownership interest in Opsware and, most importantly, his performance.

The compensation committee believes that throughout the fiscal year ended January 31, 2003, Mr. Horowitz continued to demonstrate highly effective leadership. In the fiscal year ended January 31, 2003, Mr. Horowitz received a cash bonus of $50,000 in recognition of his contributions during the fiscal year.

The terms of Mr. Horowitz’s restricted stock, including provisions for accelerated of vesting, are described in the section entitled, “Change of Control and Severance Arrangements.” In addition, the general terms of Mr. Horowitz’s options are discussed in the section entitled, “Option Grants in the Fiscal Year Ended January 31, 2003.”

Compensation Limitations

Section 162(m) of the Internal Revenue Code and the regulations adopted thereunder by the Internal Revenue Service, limit the tax deduction in any taxable year of publicly-held companies to $1.0 million for compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers. The regulations exclude from this limit performance-based compensation and stock options that satisfy specified requirements, such as stockholder approval. If Proposal Two is not approved by stockholders, Opsware will not make any further grants under the plan to the Chief Executive Officer and the four other most highly compensated executive officers, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained. The compensation committee’s present intention is to otherwise comply with Section 162(m), unless the compensation committee believes that these requirements are not in the best interest of Opsware or its stockholders.

Respectfully submitted by:

Marc L. Andreessen

William V. Campbell

Simon M. Lorne

Andrew S. Rachleff

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Management is responsible for Opsware’s financial reporting process and its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Opsware’s independent public accountants are responsible for auditing those financial statements. The audit committee of the Board monitors and reviews these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the audit committee has relied on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and that, together with other disclosures, they present fairly the company’s financial condition and the results of its operations, (b) the representations of the independent public accountants included in their report on Opsware’s financial statements, and (c) the responses of management and the independent public accountants to inquiries made of them by the audit committee.

The audit committee, which is comprised entirely of non-management directors, operates under a written charter, which was adopted by the Board and the audit committee on September 25, 2000, as amended on February 25, 2003. A copy of this charter is attached as Annex A to this proxy statement. The current members of the audit committee are Mr. Campbell, Mr. Lorne and Mr. Rachleff. During the fiscal year ended January 31, 2003, Mr. Ovitz served as a member of the audit committee until September 12, 2002.

The following is the report of the audit committee of the Board:

The audit committee met seven times, in person or by conference call, during the fiscal year ended January 31, 2003. In those meetings, the audit committee generally reviewed matters of accounting policy, internal controls, and accounting and auditing issues as they arose. Subsequent to the fiscal year ended January 31, 2003, the audit committee reviewed and discussed the audited financial statements of Opsware for the fiscal year ended January 31, 2003 with management. In addition, the audit committee has discussed with Ernst & Young LLP, Opsware’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The audit committee has also received the written disclosures and the letter from Ernst & Young LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee has discussed the independence of Ernst & Young LLP with that firm. In this respect, the audit committee considered the level of non-audit services provided in connection with the sale of Opsware’s Managed Service Business to EDS, and determined that the nature of the services provided was reasonable under the circumstances, that it would have been impractical to employ another firm for those services under the circumstances, and that the services did not compromise Ernst & Young LLP’s judgment or independence.

The audit committee believes it is useful to meet periodically (1) by itself, (2) with Opsware’s independent auditors, (3) with senior members of Opsware’s financial team, and (4) with Opsware’s General Counsel, in each instance with no other members of management present. Such separate meetings are not held on every occasion that the audit committee assembles, but they are held periodically. From time to time, the chairman of the audit committee, Mr. Lorne, conducts such discussions individually on behalf of the audit committee. Such meetings are held, among other reasons, to ensure that these individuals have an opportunity to communicate any concerns or issues regarding Opsware to the audit committee.

The audit committee has recommended to the Board and to Opsware’s stockholders that Ernst & Young LLP be retained as Opsware’s independent auditors for the fiscal year ending January 31, 2004. However, the audit committee has the sole authority to appoint Opsware’s independent auditors, and retains the right to oversee their activities and to make, or to recommend, a change in auditing firms at any time (without necessarily obtaining the interim approval of Opsware’s stockholders).

Management of Opsware has reviewed with the audit committee the audited financial statements contained in Opsware’s Annual Report on Form 10-K and has discussed the desirability, not just the acceptability, of the accounting principles adopted, the reasonableness of significant accounting judgments and estimates (to the extent they are discretionary), the clarity of disclosures in the financial statements, and the overall fairness of the presentation of the financial statements and other information contained in Opsware’s Annual Report on Form 10-K.

Consistent with recent regulatory changes, including the Sarbanes-Oxley Act of 2002, the audit committee believes it is appropriate, in its meetings with representatives of Ernst & Young LLP, to ask representatives of that firm to address several questions that the audit committee believes are of particular importance, including the following:

•	Are there any significant determinations made by management in the preparation of the financial statements that, although consistent with GAAP and in all respects acceptable, the auditors would have preferred to have been made differently?

•	Based on the auditors’ experience, and their knowledge of Opsware, are there any respects in which they believe the financial statements could reasonably be modified to present to investors Opsware’s financial position and its performance more fairly? If so, what are they?

•	Based on the auditors’ experience, and their knowledge of Opsware, has Opsware implemented a level of internal controls that is appropriate for its stage of growth and development?

To the extent that such questions elicit responses that suggest a difference in view between Opsware’s management and the representatives of the independent auditors, the audit committee will undertake further inquiry in an effort to understand the different views more completely, and to ensure that it is satisfied with the nature and extent of Opsware’s public reporting and disclosure.

In reliance on its reviews and discussions and the report of the independent auditors, the audit committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in Opsware’s Annual Report on Form 10-K for the year ended January 31, 2003, for filing with the Securities and Exchange Commission as required by law.

Respectfully submitted by:

William V. Campbell

Simon M. Lorne

Michael S. Ovitz

Andrew S. Rachleff

PERFORMANCE GRAPH

Presented below is a line graph comparing the quarterly percentage change in the cumulative total stockholder return on our common stock, the NASDAQ Stock Market (U.S.) Composite Index and of the Goldman Sachs Software Index. For the fiscal year ended January 31, 2002, we presented the return on the Inter@active Week Internet Index. Because we sold our Managed Services Business during the fiscal year ended January 31, 2003 and are now focusing on our Software Business, we believe that the Goldman Sachs Software Index is a more relevant line-of-business index. The line graph assumes that $100 was invested in our common stock, the NASDAQ Stock Market (U.S.) Composite Index and of the Goldman Sachs Software Index on March 9, 2001, the date our common stock began trading on the NASDAQ National Market in connection with our initial public offering, and presents the quarterly return through January 31, 2003.

*	Assumes $100 invested on March 9, 2001, including reinvestment of dividends.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, we believe that during our fiscal year ended January 31, 2003 all the reporting persons complied with the filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended January 31, 2003, there has not been any transaction or series of transactions to which we were or are a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described above under “Director Compensation” and “Executive Compensation” and those described below.

Indebtedness of Management

In May 2000, in connection with Mr. Dimitriou’s purchase of 200,000 shares of our common stock, we loaned him $160,000 under a secured full recourse promissory note with an annual interest rate of 6.25% compounded annually. Principal and interest on the note become due and payable on May 10, 2004. The note also provides that we may accelerate payment of the amounts outstanding under the loan in the event that he ceases to be an employee or consultant to us. The outstanding balance of the loan as of April 30, 2003 was $189,767.06 (representing $160,000.00 in principal and $29,767.06 in accrued interest).

Representation of Directors

Prior to his appointment as a director, Mr. Lorne and his law firm Munger, Tolles & Olson LLP represented our independent directors in connection with the sale of our Managed Services Business to EDS. Fees in connection with this representation did not exceed $60,000.

Indemnification

We have entered into indemnification agreements with each of our directors and officers. Such indemnification agreements require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Conflict of Interest Policy

We intend to enter into transaction with our officers, directors, 5% stockholders and their affiliates only if these transactions are approved by a majority of the independent and disinterested directors, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us. We believe that all transactions with affiliates described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Jordan J. Breslow

General Counsel and Secretary

Sunnyvale, California

May 23, 2003

Annex A

OPSWARE INC.

AMENDED AND RESTATED CHARTER OF THE

AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

As of February 25, 2003

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Opsware Inc. (the “Company”) is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company’s financial accounting, reporting and internal controls.

II.	Responsibilities and Activities

The following shall identify the principal responsibilities of the Committee, in each case followed by recurring activities of the Committee in support of those responsibilities. These activities are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

A.	Appoint and Oversee the Company’s Independent Auditors

1.	Appoint and, where appropriate, replace the independent auditors. Review the independence, performance, experience and qualifications of the independent auditors, and otherwise oversee the independent auditors.

2.	Review and consider for approval processes and procedures to ensure the continuing independence of the independent auditors. These processes shall include obtaining and reviewing, on at least an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships, discussing these relationships with the independent auditors and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

3.	Pre-approve all audit and non-audit services to be provided by the independent auditors. These processes shall also include consideration of whether fees billed for information technology services and other non-audit services are compatible with maintaining the independence of the auditors.

4.	Consider for approval the fees and other significant compensation to be paid to the independent auditors.

B.	Review the Integrity of the Company’s Financial Statements

1.	Review the Company’s quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the SEC.

2.	In connection with the Committee’s review of the quarterly and annual financial statements, discuss with management and the independent auditors the Company’s selection, application and disclosure of critical accounting policies; any significant issues, events and transactions; any significant changes regarding accounting principles, practices, judgments or estimates; any significant disagreements among management and the independent auditors; and any proposed changes in accounting or financial reporting that may have a significant impact on the Company.

3.	In connection with the Committee’s review of the quarterly financial statements, discuss with the independent auditors and management the results of the independent auditors’ SAS 71 review of the quarterly financial statements.

4.	In connection with the Committee’s review of the annual financial statements:

•	Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, potential alternative treatments of financial information within generally accepted accounting principles, the reasonableness of significant judgments, the clarity and overall fairness of the disclosures in the Company’s financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Recommend to the Board whether the annual financial statements should be included in the Annual Report on Form 10-K, based on (i) the Committee’s review and discussion with management of the annual financial statements, (ii) the overall fairness of the presentation, (iii) the Committee’s discussion with the independent auditors of the matters required to be discussed by SAS 61, and (iv) the Committee’s review and discussion with the independent auditors of the independent auditors’ independence and the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1.

C.	Review the Company’s Controls

1.	Monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the independent auditors and by the Company’s financial and senior management.

2.	Establish procedures to receive information from the Company’s Disclosure Committee regarding the Company’s disclosure controls and internal controls.

3.	Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company’s accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Committee by each group.

4.	Monitor the Company’s compliance with legal and regulatory requirements as to financial accounting, reporting and internal controls.

D.	Assess the Company’s Risk Management

1.	Discuss with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

2.	Review on at least a quarterly basis the status of any legal or regulatory matters that could have a significant impact on the Company.

3.	Establish procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters, and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters.

E.	Oversee the Company’s Disclosure and Reporting

1.	Review and discuss with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

2.	Review the Management’s Discussion and Analysis section of the Company’s Forms 10-Q and 10-K, and where appropriate, registration statements under the Securities Act of 1933, prior to filing with the SEC and discuss with management and the independent auditors.

F.	Facilitate Communication Among the Independent Auditors, the Company’s Senior Management and the Board

1.	Address any disagreements between management and the independent auditors regarding financial reporting.

2.	Review the reports that are required to be delivered by the independent auditors addressing: (i) all critical accounting policies, estimates and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of each alternative and the treatment preferred by the independent auditors; and (iii) other material written communications and summaries of material oral communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

3.	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial accounting, reporting and internal control matters that require the attention of the Board.

4.	Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement as required by the rules and regulations of the SEC, as they may be amended from time to time.

G.	Approve Related Party Transactions

1.	Establish procedures to receive information from the Company’s Disclosure Committee regarding transactions between the Company and any related party, as defined by applicable law and the rules of The NASDAQ Stock Market.

2.	Review and consider for approval all such transactions.

H.	Other

1.	Perform any other activities required by applicable law, rules or regulations, including the rules of the SEC and any stock exchange or market on which the Company’s Common Stock is listed, and perform other activities that are consistent with this charter, the Company’s Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

III.	Membership

All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership. The Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be “independent” as defined by applicable law, including the rules and regulations of the SEC and The NASDAQ Stock Market, as they may be amended from time to time. Each member of the Committee shall have the ability to read and understand financial statements and at least one member shall qualify as a “financial expert” as required by the rules and regulations of the SEC and The NASDAQ Stock Market.

IV.	Meetings and Administration

The Committee shall meet at least once each quarter and more frequently as determined to be appropriate by the Committee. The Committee shall meet at least once each quarter with the independent auditors, out of the presence of management, to review and discuss internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or the auditors believe should be discussed privately with the Committee. The Committee shall also meet at least once each quarter with management about internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee, the auditors or management believe should be discussed.

The Committee shall maintain minutes of meetings and periodically report to the Board on significant matters related to the Committee’s responsibilities.

V.	Charter Review

The Committee shall review and reassess the adequacy of the Committee’s charter at least annually. Submit the charter to the Board for review and approval and include a copy of the charter as an appendix to the Company’s proxy statement as required by the rules and regulations of the SEC.

VI.	General Authority

In order to fulfill its responsibilities, the Committee shall have unrestricted access to Company personnel and documents, shall have authority to direct and supervise an investigation into any matters within the scope of its duties, and shall have authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of compensation to the independent auditors and to any outside advisors employed by the Committee pursuant to this charter.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

OPSWARE INC.

AMENDED AND RESTATED 2000 INCENTIVE STOCK PLAN

1.    Purposes of the Plan. The purposes of this 2000 Stock Plan are:

•	to attract and retain the best available personnel,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Stock Appreciation Rights may also be granted under the Plan.

2.    Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, or Stock Appreciation Rights.

(d) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change of Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Opsware Inc., a Delaware corporation.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity; provided however, that an individual providing services only as a Director shall not be considered a Consultant.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a

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Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r) “Inside Director” means a Director who is an Employee.

(s) “IPO Effective Date” means the date upon which the Securities and Exchange Commission declares the initial public offering of the Company’s Common Stock as effective.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price or Restricted Stock.

(x) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right granted under the Plan.

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(y) “Outside Director” means a Director who is not an Employee.

(z) “Participant” means the holder of an outstanding Award granted under the Plan.

(aa) “Plan” means this 2000 Incentive Stock Plan, as amended and restated.

(bb) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(cc) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(dd) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ee) “Service Provider” means an Employee, Director or Consultant.

(ff) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(gg) “Stock Appreciation Right” or “SAR”, means an award granted alone, in connection or in tandem with a related Option, that pursuant to Section 14 is designated as a SAR.

(hh) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ii) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the initial number of Shares that may be optioned and sold under the Plan is 12,500,000 Shares, plus any Shares available for future issuance under the Company’s 1999 Stock Plan and the Company’s 2000 Stock Plan on the date the Securities and Exchange Commission declares the company’s registration statement effective and any Shares returned to the 1999 Stock Plan and the 2000 Stock Plan.

The number of Shares reserved for issuance under the Plan shall increase annually on the first day of the Company’s fiscal year beginning in 2003 by an amount of Shares equal to the lesser of (i) 9,000,000 Shares, (ii) 8% of the outstanding Shares on such date (which percentage shall decrease to 6% for fiscal years beginning after 2007 and remain constant thereafter) or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, pursuant to an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan,

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except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

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(vi) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5.    Eligibility. Nonstatutory Stock Options, Stock Purchase Rights and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be

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taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without Cause.

(c) The following limitations shall apply to grants of Options:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares, which shall not count against the limit, set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv) In applying the limits of subsections (i) and (ii), the Administrator, to the extent required to qualify Options as “performance-based compensation” within the meaning of Section 162(m) of the Code, shall apply the rules of Section 162(m) as necessary or appropriate to reflect an Option that is cancelled or the exercise price of which is reduced.

7.    Term of Plan. Subject to Section 21 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

8.    Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

9.    Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

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(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the preceding, in the event that the Company or a Subsidiary consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Administrator, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

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(vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. Subject to Section 14, if a Participant ceases to be a Service Provider (but not in the event of a Participant’s change of status from Employee to Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Participant may, but only within such period of time as is specified in the Award Agreement (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Participant was entitled to exercise it at the date of such termination. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as

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to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Option is vested on the date of termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If a Participant dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

11.    Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Participant in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Award Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the

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purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a Stockholder, and shall be a Stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

12.    Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.    Formula Option Grants to Outside Directors. Outside Directors shall be granted Options in accordance with the following provisions:

(a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

(b) Except as provided in subsection (d) below:

(i) Each individual who first becomes an Outside Director after the IPO Effective Date automatically shall, on the date he or she first becomes an Outside Director, be granted an Option to purchase 50,000 Shares.

(ii) Notwithstanding (i) above, an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(c) Except as provided in subsection (d) below, each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (a “Subsequent Option”) following each annual meeting of the stockholders of the Company occurring after the end of the Company’s fiscal year 2002, if immediately after such meeting, he or she shall continue to serve on the Board and shall have served on the Board for at least the preceding six (6) months.

(d) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 21 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 21 hereof.

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(e) The terms of each First Option granted pursuant to this Section shall be as follows:

(i) the term of the Option shall be ten (10) years.

(ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

(iii) 25% of the Shares subject to the Option shall vest twelve months after the date of grant and 1/48 of the Shares subject to the Option shall vest each month thereafter provided that the Outside Director shall continue to serve on the Board on such dates.

(f) The terms of each Subsequent Option granted pursuant to this Section shall be as follows:

(i) the term of the Option shall be ten (10) years.

(ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

(iii) 25% of the Shares subject to the Option shall vest twelve months after the date of grant and 1/48 of the Shares subject to the Option shall vest each month thereafter provided that the Outside Director shall continue to serve on the Board on such dates.

14.    Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

(c) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(d) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 10(b), 10(c) and 10(d) also shall apply to SARs.

(e) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

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(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(f) Payment Upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

15.    Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award for a number of days (determined by the Administrator in its sole discretion) prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company (a “Merger”), each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). In the event that the Successor Corporation refuses to assume or substitute for the Award, the Optionee shall fully vest in and have the right to exercise the Award as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully

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vested and exercisable in lieu of assumption or substitution in the event of a Merger, the Administrator shall notify the Optionee in writing or electronically that the Award shall be fully vested and exercisable for a period of time (determined by the Administrator in its sole discretion) from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Merger, the award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Award immediately prior to the Merger, the consideration (whether stock, cash, or other securities or property) received in the Merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Merger is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Optioned Stock subject to the Award, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger.

16.    Change of Control. In the event of a Change of Control, each outstanding Option held by an Outside Director shall vest and become exercisable in full as to all of the Optioned Stock, including Shares as to which the Outside Director would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable as provided in this paragraph, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of time (determined by the Administrator in its sole discretion) from the date of such notice, and the Option shall terminate upon the expiration of such period.

17.    Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

18.    Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company shall obtain Stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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19.    Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.    Stockholder Approval. The Plan shall be subject to approval by the Stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such Stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

15

OPSWARE INC.

599 NORTH MATHILDA AVENUE

SUNNYVALE, CALIFORNIA 94085

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OPSWARE INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 24, 2003

The undersigned hereby constitutes and appoints Marc L. Andreessen and Benjamin A. Horowitz, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Four Points Sheraton Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California, on Tuesday, June 24, 2003 at 9:30 a.m., Pacific Time, and at any adjournments or postponements thereof, on all matters coming before said meeting.

(TO BE CONTINUED AND SIGNED ON REVERSE SIDE.)

Please date, sign and mail your proxy card as soon as possible.

Annual Meeting of Stockholders of

OPSWARE INC.

June 24, 2003

\/  Please Detach and Mail in the Envelope Provided \/

☒	Please mark your votes as in this example.

WITHHOLD AUTHORITY TO
1.	ELECTION OF THE NOMINEES LISTED AT RIGHT TO THE OPSWARE INC. BOARD OF DIRECTORS.	IN FAVOR OF NOMINEES ☐	VOTE FOR ALL NOMINEES ☐	Nominees:	William V. Campbell Michael S. Ovitz

FOR all nominees, except authority withheld to vote for the following nominee(s):

2.	APPROVAL OF THE MATERIAL TERMS OF OUR AMENDED AND RESTATED 2000 INCENTIVE STOCK PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING JANUARY 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card and FOR Proposals Two, Three and Four.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT FOR THE JUNE 24, 2003 ANNUAL MEETING OF STOCKHOLDERS.

Stockholder Signature(s):	Stockholder Printed Name(s):	Date:

NOTE:

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.